Investor Presentation

November 15,2009

CHINA RUITAI INTERNATIONAL HOLDINGS CO. LTD.







RUITAI

www.ruitai.com



Safe Harbor Statement

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Any statements set forth herein that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements□

Potential risks and uncertainties include, but are not limited to, such factors as unanticipated changes in product demand, interruptions in the supply, downturns in the Chinese economy, changes in applicable regulations, and other information detailed from time to time in the Company's filings and future filings with the United States Securities and Exchange Commission. Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct.

Equity Snapshot

China RuiTai International Holding Co., Ltd.	OTC BB: CRUI
Price at (11/15/2009):	$1.05
52 Week range	$0.40 - $10.00
Market Capitalization	$26.26 million
Total Shares Outstanding	26,000,000
Revenue (TTM)*	$38.6M
Net Income (TTM)*	$5.5M
Fiscal Year	December 31
P/E	3.76

* Trailing twelve months ended 6/30/2009

Corporate Overview China RuiTai



- One of the largest non-ionic organic additive cellulose ether producers in China
- Twelve major product lines marketed under the trademarked brand names "RuiTai" and "Rutocel"
- 9 manufacturing plants and 30 distribution centers
- High-margin biopolysaccharide product launched in mid-2008
- National "Key Hi-Tech" enterprise award for excellence in research, production and marketing capability
- ISO9001:2000 system qualified
- 623 full time employees
- Global market reach that includes domestic as well as international clients (U.S., Europe, Japan, India and Middle East)

Key Investment Highlights

Leading cellulose ether manufacturer in PRC with approximately 28% market share

Global market reach with clients in China, the U.S., South Korea, Europe, Japan, India and Others

Diversified product portfolio with 12 product lines

Continued focus on higher margin products

Fractured market with opportunities to expand into high margin products through acquisition

Experienced management team with proven track record

Nonionic Cellulose Ether

- Cellulose ether is an organic chemical that dissolves in water and other organic solvent
- Wide variety of applications including construction, pharmaceutical, petrochemical, food and cosmetic industries
- 1 acre ginned cotton in China is 2/3 cost of U.S. ginned cotton*



Subsidized
Cotton Cash Crop
Less Expensive than U.S.



Labor Less Expensive than U.S.



Cellulose Ether

(*USDA)

RUITAI

Products

12 major product lines covering 260 different final product applications

HPMC
(Hydroxypropyl Methyl Cellulose)
Epoxy component for mortar and adhensive applications

MC
(Microcrystalline Cellulose)
Consumption grade for toothpaste, pharmaceutical applications and food adhesives

HEC and EC
(Hydroxyethyl Cellulose and Ethyl Cellulose)
Normal grade for shampoo, paint and glossy gels



Product Mix
7%
5%
3%
3%
82%
HPMC
MC
EC
HEC
Other

(Q3 2008)



Featured product: HPMC/MC

What is Cellulose Ether

Cellulose ether is an purified organic cotton based additive that dissolves in water and organic solvents used as a thickening and bonding agent in liquids and solids

Applications for Cellulose Ether:

- Construction use in latex paint
- Mortar applications as thickener and adhesive
- Basic component in PVC
- Pharmaceutical
  Membrane reagent, stabilizer, thickener
- Food:
  Jam, ice cream, toothpaste
- Cosmetics:
  Thickener for shampoo and lipstick
- Petro-chemical



New Product – Biopolysaccharide

- Biopolysaccharide is a water-soluble and viscous polysaccharide similar to glucosan or xanthan gum
- Can be made into film and fiber and applied as a functional additive in various products, such as medicine capsules, food, and food wrapping films
- Completion of new plant capable of 100 metric ton/year
- Expected selling price = RMB 200,000/metric ton (USD $29,300/metric ton) with gross profit margin of 60% - 70%
- Improved product mix and margins
- Realizable roll up opportunities could lead to further margin strengthening



Attractive Industry Outlook

- Continued domestic demand across multiple industries dependent on consumer and infrastructure growth
- CRUI is one of the domestic market leader in nonionic organic additive
- Robust growth in China and Eastern European markets
- Industry consolidation accelerates growth opportunities
- China has labor and raw material cost advantage
- High cost barriers to entry

Market Opportunities


Shandong
China RuiTai

- Expanding Market
- Greatest demand in China, South Korea, and Eastern Europe
- RuiTai positioned to capture domesttic and international market share
- China Ruitai geographically situated to leverage labor and raw material cost advantages

Expanding Global Demand

	Global	Domestic
Demand	2005: 400,000 tons 2007: 500,000 tons	2007: 66,500 tons
Industries	Pharmaceutical (35%) Construction (30%) PVC (25%) Others (10%)	High growth industries Construction, building, PVC, Pharmaceutical, Petroleum, Food, Cosmetic
Main Suppliers	DOW, Shin-Etsu, Herculon	Fragmented

Cellulose Ether Demand by Industry


Pharmaceutical
Construction
PVC
Others
10%
35%
25%
30%

Domestic Market: by Industry


Construction
Latex paint, mortar dry mix, paint filler
25,000 tons/yr
>10% yoy increase
Pharmaceutical
Membrane re-agent, disperser, stabilizer, thickener
10,000 tons/yr
Petroleum
HPMC being used in petroleum drilling
8,000 tons/yr
Domestic MarketTotal:
66,500 tons/yr
Food & Cosmetic
Toothpaste, ice cream, eye-drops, thickener and stabilizer
3,500 tons/yr
Others
e.g. Military
5,000 tons/yr or above
PVC
HPMC improves quality and performance
15,000 tons/yr

Competitive Landscape

International

Established Competitors include Dow (US), Shin-Etsu (Japan), Hercules (US), and J.M. Huber (U.S.)

Higher price due to high production and labor costs associated with cotton cultivation and procurement

Foreign companies have difficulty competing with Chinese producers based on price

Domestic

Fragmented suppliers

Most established are

- Hercules - 3,500 tons/yr
- ShanDong Heda - 5,000 tons/yr

Highly fragmented Chinese market offers roll up opportunities

Chinese Market Leader

10,000 metric ton/year capacity far exceeds nearest competitor

Ability to maintain leadership position with established customer base

Sales and Customer Base

Controlled sales network	Mainly (95%) direct sales customer
	Trade show expansion
	4 sales offices in Beijing and Shanghai
	Additional sales offices in Guangzhou, Qingdao, Nanjing, Chongqing, Chengdu, Shenyang and Urumqi
Broad customer base	Export: US, Europe, Japan, India, and Middle East
	Domestic distribution into over 30 provinces managed by 30 sales offices
	Largest 3 customers represent 25% of revenues

Research and Development

- 36 Research and Development Staff
- New products introduced over the last few years include HPMC, MC, HPC, and EAD
- Long-term relationship with prestigious academic institutes
  - Guangzhou Chemical Research Institute
  - Jinxi Chemical Research Institute
  - Shenyang Medical College
  - China Pharmaceutical University
  - Wuxi Chemical Research Institute



Awards and Certifications

Awards

- Company's flagship product, award winning in domestic and regional level
  - National Technology and Innovative Product Exhibition, Gold Award
  - The Fifth Asian-Pacific International Trade Fair, Gold Award

Certifications

- Evaluated by SGS Group
  - World leading inspection and certification company, with comparable quality to product from Dow Chemical (NYSE), Hercules (NYSE) and Shin-Etsu (TYO)

Growth Strategy

- Continued domestic and international market expansion by leveraging our size and brand name in the domestic marketplace as well as our low cost structure versus international competitors

- Organic capacity growth to serve growing cellulose ether market

- Broadening scope and depth of R&D capabilities

- Growth through acquisition in high margin, rapidly growing fractured markets such as the biopolysaccaride market

- Continue to focus on high margin products

- Continued marketing of RuiTai brand name



See next slide

Strong Revenue Stream

USD in millions


CAGR 21%
$50
$40
$30
$20
$10
$0
$28.1
$38.4
$41.4
$26.9
2006
2007
2008
First 9 months 2009

Fiscal Year End: December 31

Strong Revenue Stream

USD in millions



CAGR 21%
$50
$40
$30
$20
$10
$0
$28.1
$38.4
$41.4
$26.9
$43.5
2006
2007
2008
First 9 months 2009
2009E

Fiscal Year End: December 31

Gross Profit and Margins


USD in millions
$14
$12
$10
$8
$6
$4
$2
$0
60%
50%
40%
30%
20%
10%
0%
$8.9
$11.9
$13.0
$9.5
31.7%
31.0%
31.4%
35.4%
2006
2007
2008
First 9 months 2009
Gross Profit
Gross Margin

RUITAI

Gross Profit and Margins



USD in millions
$16
$14
$12
$10
$8
$6
$4
$2
$0
60%
50%
40%
30%
20%
10%
0%
$8.9
$11.9
$13.0
$9.5
$14.5
31.7%
31.0%
31.4%
35.4%
2006
2007
2008
First 9 months 2009
2009E
Gross Profit
Gross Margin

RUITAI

Healthy Net Income Growth



$10
$8
$6
$4
$2
$0
CAGR 32%
$3.0
$4.9
$5.2
$4.4
2006
2007
2008
First 9 months 2009

Healthy Net Income Growth


$10
$8
$6
$4
$2
$0
CAGR 32%
$3.0
$4.9
$5.2
$4.4
$6.9
2006
2007
2008
First 9 months 2009
2009E

CRUI Balance Sheet Highlights

$ in millions	FYE 2008	FYE 2007	FYE 2006
Total Assets	82.1	65.2	52.4
Total Liabilities	66.0	55.4	48.1
Shareholders' Equity	16.0	9.7	4.3

CRUI Balance Sheet Highlights

Summary Balance Sheet

(USD In millions)	As of December 31		As of Sept 30
	2007	2008	2009
Cash	$4.2	$5.3	$10.3
Accounts Receivable	3.1	3.3	5.2
Current Assets	37.8	57.3	79.7
Total Assets	65.2	82.1	104.8
Total Current Liabilities	55.4	66.0	83.9
Total Liabilities	55.4	66.0	104.8
Shareholder's Equity	$9.7	$16.0	$20.8

Comparables

Symbol	Company	Share Price*	Mkt Cap*	P/E**
CRUI	China RuiTai	$1.05	$26.26M	3.76
SDTH	ShengdaTech, Inc.	5.72	310.0M	15.17
ASH	Ashland Inc.	37.45	2.79B	39.57
LXU	LSB Industries	$10.98	$238.9M	8.88

*Market price as of Nov. 15, 2009

**TTM

China RuiTai International Holdings Co., Ltd

China Ruitai International
Mr. Dianmin Ma, CEO
Wenyang Town, Feicheng City
ShanDong, China 271603
Telephone: 86 538 38 50 703
http://www.ruitai.com

Auditor:
Keith K. Zhen, LLP
2070 West 6th Street
Brooklyn, NY 11223

Attorney:
Loeb & Loeb
Mitchell S. Nussbaum
345 Park Avenue
New York, New York10154
212.407.4159/212.504.3013

Goodman and Greenstein, P.C.
Frascona, Joiner,
4750 Table Mesa Drive
Boulder, CO 80305
Telephone (303) 494-3000
Fax (303) 494-6309

Contact Person: Susan Wang
+86 136 0138 3085/1 646 705 2075
wong_wsun@yahoo.com.cn